Exhibit 12.2

Certification by the Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Martin Beer, certify that:

1. I have reviewed this annual report on Form 20-F of MYT Netherlands B.V. (the “Company”); and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 7, 2024

By:	/s/ Martin Beer
Name: Martin Beer
Title: Chief Financial Officer